AIM   SCHEDULE 1 - PRE-ADMISSION ANNOUNCEMENT

PLEASE FORWARD THIS FORM TO AIMREGULATION@LONDONSTOCKEXCHANGE.COM
IN THE CASE OF QUERIES PLEASE CONTACT AIM ON +44 (0) 20 7797 4154

--------------------------------------------------------------------------------
       ANNOUNCEMENT TO BE MADE BY THE AIM APPLICANT PRIOR TO ADMISSION IN
                           ACCORDANCE WITH AIM RULE 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALL APPLICANTS MUST COMPLETE THE FOLLOWING:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPANY NAME:
--------------------------------------------------------------------------------
Allied Healthcare International Inc. (the "Company")

--------------------------------------------------------------------------------
COMPANY ADDRESS:
--------------------------------------------------------------------------------
555 Madison Avenue
New York
New York
USA

--------------------------------------------------------------------------------
COMPANY POSTCODE:
--------------------------------------------------------------------------------
10022

--------------------------------------------------------------------------------
COUNTRY OF INCORPORATION:
--------------------------------------------------------------------------------
USA

--------------------------------------------------------------------------------
COMPANY BUSINESS OR, IN THE CASE OF AN INVESTING COMPANY, DETAILS OF ITS
INVESTMENT STRATEGY TO BE DISCLOSED IN ACCORDANCE WITH SCHEDULE 2, PARAGRAPH (J)
OF THE AIM RULES:
--------------------------------------------------------------------------------
Allied Healthcare International Inc. is a provider of temporary staffing to the
UK healthcare industry, principally nurses, nurse aides and home health aides.

--------------------------------------------------------------------------------
DETAILS OF SECURITIES TO BE ADMITTED (i.e. where known, number of shares, nominal value and issue price to which it seeks admission and the number and type to be held as treasury shares):
--------------------------------------------------------------------------------
44,855,772 shares of common stock of $0.01 each (plus 584,755 shares of common stock of $0.01 each held in treasury)

--------------------------------------------------------------------------------
CAPITAL TO BE RAISED ON ADMISSION:
--------------------------------------------------------------------------------
Nil

--------------------------------------------------------------------------------
FULL NAMES AND FUNCTIONS OF DIRECTORS AND PROPOSED DIRECTORS:
--------------------------------------------------------------------------------
Timothy Maxwell Aitken          Chairman and Chief Executive Officer
Sarah Ladd Eames                Executive Vice President and Director
George Richard Green            Non-Executive Director
Mark Steven Hanley              Non-Executive Director
Wayne Anthony Palladino         Non-Executive Director
Jeffrey Scott Peris             Non-Executive Director
Scott Aaron Shay                Non-Executive Director
Henry John Mark Tompkins        Non-Executive Director

--------------------------------------------------------------------------------
PERSON(S) INTERESTED IN 3% OR MORE OF THE ISSUER'S CAPITAL, EXPRESSED AS A
PERCENTAGE OF THE ISSUED SHARE CAPITAL BEFORE AND AFTER ADMISSION:
--------------------------------------------------------------------------------
Before and after admission:
Timothy Aitken                                                4.5%
Washington & Congress Capital Partners, L.P.                  17.2%
Lewis S. Ranieri*                                             26.8%
Scott A. Shay*                                                26.7%
Hyperion Partners II L.P*                                     26.7%
Hyperion TW Fund L.P. *                                       26.7%
Hyperion TWH Fund LLC*                                        26.7%
Hyperion TWH Fund II LLC*                                     26.7%

* Mr. Ranieri and Mr. Shay are affiliates of Hyperion Partners II L.P., Hyperion
TW Fund L.P., Hyperion TWH Fund LLC and Hyperion TWH Fund II LLC (together, the
"Hyperion Funds") and the Hyperion Funds are affiliates of one another under applicable US securities rules.

--------------------------------------------------------------------------------
NAMES AND ADDRESSES OF ALL PERSONS TO BE DISCLOSED IN ACCORDANCE WITH SCHEDULE
2, PARAGRAPH (H) OF THE AIM RULES:
--------------------------------------------------------------------------------
In the year to 29 November 2005 Nina Temple Cox was paid (pound)127,150 for marketing consultancy services provided to the Company. Jenny Mayes was paid
(pound)30,000 for consultancy services provided to the Company. Neither Nina
Temple Cox nor Jenny Mayes has any relationship with the Company save for the consultancy arrangements described above.

--------------------------------------------------------------------------------
ANTICIPATED ACCOUNTING REFERENCE DATE:
--------------------------------------------------------------------------------
30 September

--------------------------------------------------------------------------------
EXPECTED ADMISSION DATE:
--------------------------------------------------------------------------------
30 December 2005

--------------------------------------------------------------------------------
NAME AND ADDRESS OF NOMINATED ADVISER:
--------------------------------------------------------------------------------
KBC Peel Hunt Ltd
111 Old Broad Street
London
EC2N 1PH

--------------------------------------------------------------------------------
NAME AND ADDRESS OF BROKER:
--------------------------------------------------------------------------------
KBC Peel Hunt Ltd
111 Old Broad Street
London
EC2N 1PH

--------------------------------------------------------------------------------
DETAILS OF WHERE (POSTAL OR INTERNET ADDRESS) THE ADMISSION DOCUMENT WILL BE
AVAILABLE FROM, WITH A STATEMENT THAT THIS WILL CONTAIN FULL DETAILS ABOUT THE
APPLICANT AND THE ADMISSION OF ITS SECURITIES:
--------------------------------------------------------------------------------
N/A (quoted applicant)

--------------------------------------------------------------------------------
DATE OF NOTIFICATION:
--------------------------------------------------------------------------------
29 November 2005

--------------------------------------------------------------------------------
NEW/ UPDATE (see note):
--------------------------------------------------------------------------------
NEW

--------------------------------------------------------------------------------
QUOTED APPLICANTS MUST ALSO COMPLETE THE FOLLOWING:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE NAME OF THE AIM DESIGNATED MARKET UPON WHICH THE APPLICANT'S SECURITIES HAVE
BEEN TRADED:
--------------------------------------------------------------------------------
NASDAQ

--------------------------------------------------------------------------------
THE DATE FROM WHICH THE APPLICANT'S SECURITIES HAVE BEEN SO TRADED:
--------------------------------------------------------------------------------
23 February 2004

--------------------------------------------------------------------------------
CONFIRMATION THAT, FOLLOWING DUE AND CAREFUL ENQUIRY, THE APPLICANT HAS ADHERED
TO ANY LEGAL AND REGULATORY REQUIREMENTS INVOLVED IN HAVING ITS SECURITIES
TRADED UPON SUCH A MARKET:
--------------------------------------------------------------------------------
The directors of Allied Healthcare International Inc. confirm that after due and careful enquiry Allied Healthcare International Inc. has adhered to all legal and regulatory requirements involved in having its securities traded on NASDAQ.

Refer also to appendix under "AIM Admission" at www.alliedhealthcare.com.
                                                ------------------------

--------------------------------------------------------------------------------
AN ADDRESS OR WEB-SITE ADDRESS WHERE ANY DOCUMENTS OR ANNOUNCEMENTS WHICH THE
APPLICANT HAS MADE PUBLIC OVER THE LAST TWO YEARS (IN CONSEQUENCE OF HAVING ITS
SECURITIES SO TRADED) ARE AVAILABLE:
--------------------------------------------------------------------------------
www.sec.gov
-----------

--------------------------------------------------------------------------------
DETAILS OF THE APPLICANT'S STRATEGY FOLLOWING ADMISSION INCLUDING, IN THE CASE
OF AN INVESTING COMPANY, DETAILS OF ITS INVESTMENT STRATEGY:
--------------------------------------------------------------------------------
The Company intends to expand its range of healthcare staffing services over the long term. It intends to do this by the acquisition of complementary UK healthcare staffing businesses. The Company also intends to evaluate opportunities to acquire healthcare staffing businesses in the USA.

--------------------------------------------------------------------------------
A DESCRIPTION OF ANY SIGNIFICANT CHANGE IN FINANCIAL OR TRADING POSITION OF THE
APPLICANT, WHICH HAS OCCURRED SINCE THE END OF THE LAST FINANCIAL PERIOD FOR
WHICH AUDITED STATEMENTS HAVE BEEN PUBLISHED:
--------------------------------------------------------------------------------
There has been no significant change in the financial or trading position of the
Company since 30 September 2005, which is the end of the last financial period for which audited statements have been published.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A STATEMENT THAT THE DIRECTORS OF THE APPLICANT HAVE NO REASON TO BELIEVE THAT
THE WORKING CAPITAL AVAILABLE TO IT OR ITS GROUP WILL BE INSUFFICIENT FOR AT
LEAST TWELVE MONTHS FROM THE DATE OF ITS ADMISSION:
--------------------------------------------------------------------------------
The Directors have no reason to believe that the working capital available to the Company or its group will be insufficient for at least twelve months from the date of its admission.

Refer also to paragraph 7 of the appendix under "AIM Admission" at
www.alliedhealthcare.com
------------------------

--------------------------------------------------------------------------------
DETAILS OF ANY LOCK-IN ARRANGEMENTS PURSUANT TO RULE 7 OF THE AIM RULES:
--------------------------------------------------------------------------------
N/A

--------------------------------------------------------------------------------
A BRIEF DESCRIPTION OF THE ARRANGEMENTS FOR SETTLING THE APPLICANT'S SECURITIES:
--------------------------------------------------------------------------------
As foreign securities cannot be settled through the CREST system, the Company has appointed Computershare Investor Services plc to act as depositary and
Computershare Investor Services plc will issue depositary interests to the shareholders. Computershare Investor Services plc will apply for these depositary interests to be admitted to the CREST settlement system with effect from admission. Refer to paragraph 5 in the appendix under "AIM Admission" at
www.alliedhealthcare.com.

--------------------------------------------------------------------------------
A WEBSITE ADDRESS DETAILING THE RIGHTS ATTACHING TO THE APPLICANT'S SECURITIES:
--------------------------------------------------------------------------------
www.alliedhealthcare.com under "AIM Admission"
------------------------

--------------------------------------------------------------------------------
INFORMATION EQUIVALENT TO THAT REQUIRED FOR AN ADMISSION DOCUMENT WHICH IS NOT
CURRENTLY PUBLIC:
--------------------------------------------------------------------------------
Refer to appendix under "AIM Admission" at www.alliedhealthcare.com
                                           ------------------------

--------------------------------------------------------------------------------
A WEBSITE ADDRESS OF A PAGE CONTAINING THE APPLICANT'S LATEST ANNUAL REPORT AND
ACCOUNTS WHICH MUST HAVE A FINANCIAL YEAR END NOT MORE THEN NINE MONTHS PRIOR TO
ADMISSION AND FULLY AUDITED INTERIM RESULTS WHERE APPLICABLE. THE ACCOUNTS MUST
BE PREPARED ACCORDING TO UK OR US GAAP OR INTERNATIONAL ACCOUNTING STANDARDS:
--------------------------------------------------------------------------------
www.alliedhealthcare.com
------------------------

--------------------------------------------------------------------------------
THE NUMBER OF EACH CLASS OF SECURITIES HELD IN TREASURY:
--------------------------------------------------------------------------------
584,755 shares of common stock of $0.01

--------------------------------------------------------------------------------

Note: THIS FIELD SHOULD INDICATE THAT THE ANNOUNCEMENT IS `NEW' AND ALL RELEVANT
FIELDS SHOULD BE COMPLETED. OTHERWISE WHERE THE FORM IS REQUIRED TO BE COMPLETED
IN RESPECT OF AN `UPDATE' ANNOUNCEMENT, THIS SHOULD BE INDICATED. IN SUCH CASES,
ALL THE ORIGINAL INFORMATION SHOULD BE INCLUDED WITH ANY AMENDED FIELDS
EMBOLDENED.